STEIN ROE INTERNATIONAL FUND


Supplement to Prospectus dated February 1, 2002

The section The Fund's Management; Portfolio Managers is revised in its entirety as follows:

Charles R. Roberts is a Managing Director of Newport. Mr. Roberts is also a Managing Director of Newport Pacific Management, Inc. (Newport Pacific), Newport's immediate parent. Mr. Roberts has been employed with Newport and Newport Pacific since November 1998, where he has managed other funds or accounts on behalf of Newport and Newport Pacific. Prior to joining Newport and Newport Pacific, he managed the European component of institutional international equity accounts at Progress Investment Management (Progress) since 1997. Prior to joining Progress in 1997, he managed the European component of institutional international equity accounts and was a member of the investment policy committee at Sit/Kim International since prior to 1994. He has co-managed the Fund since March 2000.

Deborah F. Snee is a Vice President and European analyst at Newport. Prior to working at Newport, Ms. Snee spent five years at Sit/Kim as an emerging markets analyst. She has co-managed the Fund since March 2000.


S12-36/511J-0402                        April 15, 2002